SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: September 20, 2005
(Date of earliest event reported)

GOLD BANC CORPORATION, INC.

(Exact name of registrant as specified in its charter)

Kansas	0-28936	48-1008593
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11301 Nall Avenue, Leawood, Kansas	66211
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (913) 451-8050

Item 8.01         Other Events.

On September 20, 2005, Gold Banc Corporation’s CEO, Mick Aslin, delivered a presentation at the RBC Capital Markets Financial Institutions Conference in Martha’s Vineyard. The conference can be accessed through an audio only web cast at http://www.wsw.com/webcast/rbc33/gldb. A printable version of the slideshow presentation will be available under the Presentations section of the Company’s website at www.goldbanc.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLD BANC CORPORATION, INC.

Dated: September 28, 2005	By:	/s/ Richard J. Tremblay
Richard J. Tremblay Chief Financial Officer